UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2022

Date of reporting period:  November 1, 2021 through October 31, 2022

Item 1. Reports to Stockholders.

(a)

MicroCap Opportunities Fund

Ultra MicroCap Fund

Annual Report
October 31, 2022

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Annual Report
October 31, 2022

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	2
Performance	6
Ten Largest Common Stock Holdings	8
Allocation of Portfolio Investments	9

Perritt Ultra MicroCap Fund
From the Portfolio Managers	10
Performance	14
Ten Largest Common Stock Holdings	16
Allocation of Portfolio Investments	17

Perritt Funds
Schedules of Investments	18
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	29
Notes to Financial Statements	31
Report of the Independent Registered Public Accounting Firm	40
Expense Example	41
Directors and Officers	43
Information	46

Perritt MicroCap Opportunities Fund

Portfolio Manager’s Message

Michael Corbett,
Portfolio Manager

For the fiscal year ended October 31, 2022, the Perritt MicroCap Opportunities Fund (PRCGX) lost 14.95% which compares to the loss of 22.31% for the Russell Microcap Index and the 18.54% loss for the Russell 2000 Index. The Fund and benchmark performance details can be found later in this report.

As you are all very aware, the Federal Reserve has raised interest rates at an unprecedented rate during the past year. To slow the inflation rate, the Fed has increased the Federal Funds Rate from near zero to 4% in the past year and will likely increase that rate to 5% or more in early 2023. While inflation has declined modestly, it is unclear yet whether inflation will decline to the Fed ‘s target of 2% in the near term. What is clear is that these interest rate hikes have scared the equity markets into believing the economy is slowing. As we discussed in our annual report last year, the Fund’s portfolio was trading at 14.3 times 2022 earning estimate. The portfolio is now trading at 11.3 times 2022 earnings, which is lower partly due to earnings growth, but mostly from multiple contraction or in other words, lower stock prices. Regardless of higher interest rates and the Fed’s actions, our recent conversations with the management of our portfolio companies lead us to believe that near term growth may be moderate, but the long term remains solid. As a long-term investor, we welcome lower valuations and increase our excitement about the potential for future positive returns.

While losing money during any period is disappointing, we are proud that the Fund outperformed its benchmark by 7.3% during the past year. We attribute this outperformance to our commitment to value discipline and avoiding richly priced securities. This result is noticeably clear within the healthcare industry as we had nearly an 11% gain for our healthcare investments versus a 35.5% loss for healthcare stocks in the Russell Microcap Index. While the Fund experienced gains for all its energy investments in the past year, we were not immune to losses as five of the Fund’s other industry investments produced double digit declines. The other industry that helped our relative performance was the industrial sector. Our 30% weight in industrial stocks declined 6.3% vs the 22.1% decline for industrial stocks within the Russell Microcap Index.

During the past year, we sold nineteen companies from the portfolio. Five companies were sold after receiving acquisition offers: Infra and Energy Alternatives (IEA), Intricon (IIN), Tristate Capital Holdings (TSC), Sharps Compliance (SMED) and Zix Corporation (ZIXI). There were three companies sold because they grew beyond our definition of microcap: Sprott (SII), Fortuna Silver Mines (FSM) and Tecnoglass (TGLS). We sold one company that reached our price target: SenStar Technologies (SNT). While SNT did not appreciate materially during our investment, we nearly doubled our money through special dividends. There were also ten companies sold due to a downgrade in their long-term outlook for their businesses. We purchased eighteen new companies for the portfolio, all from different industries, but the bulk of them were from the healthcare and energy sectors.

Perritt MicroCap Opportunities Fund

As of October 31, 2022, the Fund’s portfolio contained the common stocks of eighty-nine companies. The Fund’s 10 largest holdings and detailed descriptions can be found on the following pages of this report. Based on our earnings estimates, the Fund’s portfolio is trading at approximately 10.4 times our 2023 earnings estimate. Stocks in the portfolio are priced at slightly more than 0.9 times average revenues and the median market capitalization is approximately $175 million. Finally, the average stock in the Fund is trading at 1.5 times book value and approximately 6.5 times Enterprise Value to EBITDA (Earnings Before Interest Taxes Depreciation and Amortization). The valuation characteristics for the MicroCap Opportunities Fund are more attractive than the Fund’s benchmark Russell Microcap Index. The Russell Microcap Index is priced at nearly 2.0 times revenue, thirteen times earnings, and more than 1.3 times book value. Lastly, it is important to note that more than 50% of the companies within the Russell Microcap Index are not profitable, which compares to only 5% for the Perritt MicroCap Opportunities Fund.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team. I have been a shareholder of the Fund for more than 30 years and have nearly half of my liquid investments in the Perritt Funds. The Perritt team remains dedicated to investing in high quality micro-cap companies at attractive valuations. If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Perritt MicroCap Opportunities Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

One cannot invest directly in an index. The index is used herein for comparative purposes in accordance  with SEC regulations.

Book Value is the net asset value of a company calculated as total assets minus intangible asset (patents, goodwill) and liabilities.

Enterprise Value is a measure of a company’s total value, often used as a more comprehensive alternative to equity market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt as well as any cash on the company’s balance sheet.

Enterprise value to EBITDA Equals market capitalization + preferred shares + minority interest + debt - total cash divided by EBITDA.

The annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

 (This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	October 31, 2022

Perritt MicroCap Opportunities Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt MicroCap Opportunities Fund

Performance* (Unaudited) (Continued)	October 31, 2022

Average Annual Total Returns*
Period ended October 31, 2022

	Past	Past	Past	Past	Past
	1 Year	5 Years	10 Years	15 Years	25 Years

Perritt MicroCap Opportunities Fund	(14.95)%	1.40%	7.63%	4.36%	7.58%

Russell Microcap® Index	(22.31)%	5.03%	9.70%	5.99%	n/a
(reflects no deduction
for fees and expenses)

Russell 2000® Index	(18.54)%	5.56%	9.93%	6.94%	7.37%
(reflects no deduction
for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the 2% redemption or exchange fee for shares held 90 days or less. If reflected, total return would be reduced.

The Fund’s gross expense ratio is 1.56% as of the most recent prospectus dated February 28, 2022. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Silvercrest Asset Management Group Inc. (SAMG) is a wealth management firm that provides financial advisory and related family office services in the United States. The company serves ultra-high net worth individuals and families, as well as their trusts; endowments; foundations; and other institutional investors. It also manages funds of funds and other investment funds.

Northern Technologies International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

Radiant Logistics, Inc. (RLGT) operates as a third-party logistics and multi-modal transportation services company primarily in the United States and Canada. The company offers domestic and international air and ocean freight forwarding services; and freight brokerage services, including truckload, less than truckload, and intermodal services.

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

Legacy Housing Corp. (LEGH) builds, sells, and finances manufactured homes and tiny houses primarily in the southern United States. The company manufactures and provides for the transport of mobile homes; and offers wholesale financing to dealers and mobile home parks, as well as a range of homes.

Hudson Global, Inc. (HSON) provides talent solutions for mid-to-large-cap multinational companies and government agencies under the Hudson RPO brand in the Americas, the Asia Pacific, and Europe. It offers recruitment process outsourcing (RPO) services.

Evolution Petroleum Corp. (EPM) an oil and natural gas company, engages in the development, production, ownership, and management of oil and gas properties in the United States.

Quest Resource Holding Corp. (QRHC) through its subsidiaries, provides solutions for the reuse, recycling, and disposal of various waste streams and recyclables in the United States.

Digi International Inc. (DGII) provides business and mission-critical Internet of Things (IoT) products, services, and solutions in the United States and overseas. The company operates in two segments, IoT Products & Services and IoT Solutions. It offers cellular routers for mission-critical wireless connectivity.

U.S. Global Investors, Inc. (GROW) is a publicly owned investment manager. The firm primarily provides its services to investment companies. It also provides its services to pooled investment vehicles. The firm manages equity and fixed income mutual funds, hedge funds and exchange traded funds. It also invests in the public equity and fixed income markets across the globe.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt MicroCap Opportunities Fund

Allocation of Portfolio Investments (Unaudited)	October 31, 2022

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Manager’s Message

Matthew Brackmann,
Portfolio Manager

The Perritt Ultra MicroCap Fund performed in line with the Russell Microcap index for fiscal year 2022 on a net of fee basis, posting a loss of 22.95% versus a loss for the index of 22.31%. As we noted in the semi-annual report, 2022 has been a tumultuous year in global financial markets as firms adjusted to supply chain disruptions related to COVID-19 and the war in Ukraine, rising energy costs, and the increase in interest rates. Fortunately, as we have entered the end of 2022, we believe that signs of relief are beginning to appear.

The impact of inflation and subsequent increase in benchmark interest rates by the Fed led to 2022 being a year of constant adjustments for our portfolio companies. The sources of inflation can vary, so on a practical level 2022 was an ongoing series of efforts by management teams to mitigate the impact of several sources of pressure on their operating margin. Most of the companies in our portfolio have been impacted in one form or another. Some have had to carry increased levels of inventory to meet customer orders and mitigate supply chain risks. Others have had to institute pay increases to retain key employees, invest in process automation and enterprise software systems, and incur one-time charges related to various costs adjustments. Although these costs have negatively impacted earnings in the short run, we believe these prudent measures constitute sound investments in their businesses. Price increases and plans for additional increases have also become a recurring theme in meetings with management teams and on earnings conference calls. As the combination of price increases, process improvements and cost adjustments manifest themselves, we believe we will see incremental improvements in earnings results over the course of next year and are optimistic regarding the long-term prospects for our investments.

In the past year we have added ten names to the portfolio and sold sixteen. One was sold due to meeting its valuations targets, two were sold due to adverse news events, five were sold for tax loss purposes, while eight were sold due to declining fundamentals or failure of management to execute on stated goals. Two of the names sold for tax losses were subsequently repurchased, while the eight new names that were added were drawn from across sectors and include both earlier stage companies with exciting opportunities in their end markets, as well as more established profitable enterprises. One of the names that we sold for a tax loss and subsequently repurchased, Opiant Pharmaceuticals, Inc. (OPNT), was bought out after the end of the fiscal period.

As of October 31, 2022, the Fund holds the common stock of seventy-one companies which is lower than the previous report. We have made and continue to make adjustments to the fund’s holdings as we begin anew this fiscal year and have added several exciting names to the portfolio that will be detailed in future reports. We continue to evaluate several others for potential addition by regularly speaking with the management teams of our current holdings to make sure they continue to meet our investment criteria.

Regarding current portfolio valuations, based on our earnings estimates, the Fund’s portfolio is trading at a 13.4x forward price to earnings. The median price to sales ratio

Perritt Ultra MicroCap Fund

is 1.15x, the median price to book is 1.62x, and the trailing twelve-month price earnings is 15.83x. The median market cap for the Fund is at $85 million. By comparison, the Russell Microcap Index has a price to sales ratio of 2.0, a price to book ratio of 1.3x, and a trailing twelve-month price earnings of 13.00. The median market cap for the Index is $216 million.

We want to genuinely thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team. Each member of our investment committee as well as many other employees have made continued investment in this Fund over the years and remain shareholders alongside all of you.

We also wish you and your loved ones well and wish you all continued good health as we emerge from the trials of the past year. If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll- free at (800) 331-8936 or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matt Brackmann
Portfolio Manager

Perritt Ultra MicroCap Fund

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their situation. Neither the fund nor any of its representatives may give legal or tax advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in microcap companies which tend to perform poorly during times of economic stress. The Ultra MicroCap Fund may invest in early-stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 index.

One cannot invest directly in an index.

Price-to-Book (P/B) is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Sales (P/S) is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.

Trailing Price-to Earnings (P/E) is calculated by taking the current stock price and dividing it by the trailing earnings per share (EPS) for the past 12 months.

Forward price-to-earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. The forecasted earnings used in the formula typically uses either projected earnings for the following 12 months or for the next full-year fiscal (FY) period.

The semi-annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	October 31, 2022

Perritt Ultra MicroCap Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt Ultra MicroCap Fund

Performance* (Unaudited) (Continued)	October 31, 2022

Average Annual Total Returns*
Year ended October 31, 2022

	Past	Past	Past	Past
	1 Year	5 Years	10 Years	15 Years

Perritt Ultra MicroCap Fund	(22.95)%	2.08%	8.43%	3.83%

Russell Microcap® Index	(22.31)%	5.03%	9.70%	5.99%
(reflects no deduction for fees and expenses)

Russell 2000® Index	(18.54)%	5.56%	9.93%	6.94%
(reflects no deduction for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the 2% redemption or exchange fee for shares held 90 days or less. If reflected, total return would be reduced.

The Fund’s gross expense ratio is 2.42% as of the most recent prospectus dated February 28, 2022. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

Quest Resource Holding Corp. (QRHC) through its subsidiaries, provides solutions for the reuse, recycling, and disposal of various waste streams and recyclables in the United States.

Napco Security Technologies, Inc. (NSSC) develops, manufactures, and sells electronic security products in the United States and internationally. The company offers access control systems, door-locking products, intrusion and fire alarm systems, and video surveillance systems.

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

Hudson Global, Inc. (HSON) provides talent solutions for mid-to-large-cap multinational companies and government agencies under the Hudson RPO brand in the Americas, the Asia Pacific, and Europe. It offers recruitment process outsourcing (RPO) services.

UFP Technologies, Inc. (UFPT) designs and custom manufactures components, subassemblies, products, and packaging utilizing specialized foams, films, and plastics primarily for the medical market.

DHI Group, Inc. (DHX) provides data, insights, and employment connections through specialized services for technology professionals in the United States, the United Kingdom, rest of Europe, the Middle East, Africa, the Asia Pacific, and internationally.

Immucell Corp. (ICCC) an animal health company, acquires, develops, manufactures, and sells products that enhance the health and productivity of dairy and beef cattle in the United States and international.

Transcat, Inc. (TRNS) provides calibration and laboratory instrument services in North America and internationally. It operates in two segments, Service and Distribution.

Sensus Healthcare Inc. (SRTS) is a medical device company that primarily manufactures, markets and distributes capital equipment for use in the dermatology space. Their products are used in the treatment of various conditions including non-melanoma skin cancers, including basal cell and squamous cell skin cancers, as well as other skin conditions, such as keloids. They also offer service & support programs and a variety of disposable items.

Northern Technologies International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt Ultra MicroCap Fund

Allocation of Portfolio Investments (Unaudited)	October 31, 2022

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	October 31, 2022

Shares	COMMON STOCKS – 98.04%	Value

Air Freight & Logistics – 4.14%
373,000	Radiant Logistics,
	Inc.(a)	$2,264,110
		2,264,110

Auto Components – 1.60%
40,000	Motorcar Parts
	of America, Inc.(a)	760,000
4,500	Strattec Security
	Corp.(a)	117,000
		877,000

Banks – 1.17%
25,000	First Internet Bancorp	642,250
		642,250

Building Products – 1.13%
29,000	PGT Innovations, Inc.(a)	617,990
		617,990

Capital Markets – 10.05%
289,999	Heritage Global, Inc.(a)	521,998
200,000	Silvercrest Asset
	Management Group,
	Inc. – Class A	3,798,000
406,600	U.S. Global Investors,
	Inc. – Class A	1,179,140
		5,499,138

Chemicals – 6.45%
155,520	Flexible Solutions
	International, Inc. –
	ADR(a)(b)	499,219
218,829	Northern Technologies
	International Corp.	3,030,782
		3,530,001

Commercial Services
& Supplies – 4.05%
30,000	CECO Environmental
	Corp.(a)	354,600
135,719	Perma-Fix Environmental
	Services, Inc.(a)	564,591
146,589	Quest Resource
	Holding Corp.(a)	1,298,778
		2,217,969

Communications Equipment – 4.45%
8,000	Aviat Networks, Inc.(a)	261,280
150,000	Ceragon Networks,
	Ltd. – ADR(a)(b)	270,000
30,000	Digi International,
	Inc.(a)	1,209,900
150,000	PC-Tel, Inc.	697,500
		2,438,680

Construction & Engineering – 3.48%
45,703	Bowman Consulting
	Group Ltd.(a)	706,111
10,288	IES Holdings, Inc.(a)	339,915
25,223	Northwest Pipe Co.(a)	857,330
		1,903,356
Diversified Consumer Services – 2.11%
350,000	Boxlight Corp. –
	Class A(a)	185,430
75,000	Lincoln Educational
	Services Corp.(a)	416,250
80,000	Universal Technical
	Institute, Inc.(a)	552,000
		1,153,680

Diversified Financial Services – 2.26%
32,000	A-Mark Precious
	Metals, Inc.	973,120
14,229	SWK Holdings Corp.(a)	264,659
		1,237,779

Diversified Telecommunication
Services – 0.74%
25,000	Ooma, Inc.(a)	405,750
		405,750

Electrical Equipment – 1.05%
75,000	LSI Industries, Inc.	576,000
		576,000

Electronic Equipment, Instruments
& Components – 4.03%
27,630	Bel Fuse, Inc. – Class B	895,488
69,474	Coda Octopus
	Group, Inc.(a)	446,023
33,000	Identiv, Inc.(a)	397,650
176,800	Powerfleet, Inc.(a)	468,520
		2,207,681

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2022

Shares		Value

Energy Equipment & Services – 1.73%
319,700	CSI Compressco LP	$393,231
90,000	Newpark Resources,
	Inc.(a)	329,400
242,495	Profire Energy, Inc.(a)	223,580
		946,211

Entertainment – 1.00%
352,605	WildBrain Ltd. –
	ADR(a)(b)	546,538
		546,538

Food Products – 0.66%
350,000	MamaMancini’s
	Holdings, Inc.(a)	360,500
		360,500

Health Care Providers
& Services – 2.02%
3,000	Addus HomeCare
	Corp.(a)	307,260
13,793	InfuSystem Holdings,
	Inc.(a)	105,241
115,000	Quipt Home
	Medical Corp.(a)(b)	496,800
30,000	Viemed Healthcare,
	Inc.(a)(b)	196,500
		1,105,801

Health Care Technology – 0.49%
140,000	iCAD, Inc.(a)	267,400
		267,400

Hotels, Restaurants & Leisure – 1.63%
84,000	Century Casinos, Inc.(a)	667,800
90,000	Galaxy Gaming, Inc.(a)	222,300
		890,100

Household Durables – 5.05%
20,000	Green Brick
	Partners, Inc.(a)	462,600
91,500	Legacy Housing
	Corp.(a)	1,698,240
60,299	Singing Machine
	Co., Inc.(a)	323,203
30,062	VOXX International
	Corp.(a)	278,073
		2,762,116

Interactive Media & Services – 1.21%
103,800	DHI Group, Inc.(a)	664,320
		664,320

Internet & Direct
Marketing Retail – 0.25%
217,046	Polished.com, Inc.(a)	138,953
		138,953

IT Services – 3.12%
80,000	Information Services
	Group, Inc.	434,400
50,000	PFSweb, Inc.(a)	478,500
270,000	Research
	Solutions, Inc.(a)	521,100
132,077	Usio, Inc.(a)	272,079
		1,706,079

Machinery – 6.21%
53,557	Commercial Vehicle
	Group, Inc.(a)	269,927
38,538	Gencor Industries,
	Inc.(a)	366,111
5,000	LB Foster Co. –
	Class A(a)	50,000
45,000	Mayville Engineering
	Co, Inc.(a)	299,250
43,800	Miller Industries, Inc.	1,113,834
272,000	TechPrecision Corp.(a)	380,800
40,000	The Shyft Group, Inc.	919,200
		3,399,122

Marine – 0.85%
25,000	Euroseas Ltd. – ADR(b)	465,000
		465,000

Metals & Mining – 2.29%
51,404	Ampco-Pittsburgh
	Corp.(a)	156,782
65,000	Fortitude Gold Corp.	364,000
247,500	Gold Resource Corp.	396,000
93,000	McEwen Mining, Inc.(a)	339,450
		1,256,232

Mortgage Real Estate
Investment Trusts – 1.62%
60,000	Chicago Atlantic Real
	Estate Finance, Inc.	889,200
		889,200

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2022

Shares		Value

Oil & Gas & Consumable Fuels – 3.43%
172,367	Evolution
	Petroleum Corp.	$1,359,976
100,000	Vaalco Energy, Inc.	515,000
		1,874,976
Pharmaceuticals – 3.93%
315,000	Assertio Holdings,
	Inc.(a)	812,700
24,000	Harrow Health, Inc.(a)	288,720
21,800	Opiant Pharmaceuticals,
	Inc.(a)	207,754
70,000	ProPhase Labs, Inc.	843,500
		2,152,674
Professional Services – 8.40%
37,523	BGSF, Inc.	471,664
5,000	CRA International, Inc.	513,700
160,800	DLH Holdings Corp.(a)	2,093,616
40,000	Hudson Global, Inc.(a)	1,360,000
14,000	Where Food Comes
	From, Inc.(a)	156,520
		4,595,500
Semiconductors &
Semiconductor Equipment – 1.62%
60,000	AXT, Inc.(a)	272,400
38,000	Photronics, Inc.(a)	616,360
		888,760
Software – 1.98%
21,720	American Software,
	Inc. – Class A	372,064
41,406	Asure Software, Inc.(a)	273,280
88,000	Intrusion, Inc.(a)	438,240
		1,083,584
Specialty Retail – 0.85%
10,000	The Lovesac Co.(a)	243,400
231,085	Xcel Brands, Inc.(a)	219,531
		462,931
Technology Hardware,
Storage & Peripherals – 0.67%
69,000	Immersion Corp.(a)	368,460
		368,460
Textile, Apparel &
Luxury Goods – 0.74%
14,000	Delta Apparel, Inc.(a)	211,540
19,353	Superior Group
	of Cos., Inc.	191,982
		403,522
Trading Companies
& Distributors – 1.03%
8,000	BlueLinx
	Holdings, Inc.(a)	563,680
		563,680
Water Utilities – 0.55%
35,000	Pure Cycle Corp.(a)	302,050
		302,050
	TOTAL COMMON
	STOCKS
	(Cost $36,013,109)	$53,665,093

Contracts	WARRANTS – 0.00%

Household Durables – 0.00%
33,333	Singing Machine Co., Inc.
	Expiration: 08/06/2026,
	Exercise Price
	$2.80(a)(d)(e)(f)	$0
	TOTAL WARRANTS
	(Cost $0)	$0

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2022

Shares	SHORT-TERM	Value
	INVESTMENTS – 3.01%

Money Market Funds – 3.01%
1,647,908	First American Government
	Obligations Fund, Class X,
	2.92%(c)	$1,647,908
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $1,647,908)	$1,647,908
	Total Investments
	(Cost $37,661,017) –
	101.05%	$55,313,001
	Liabilities in Excess
	of Other Assets –
	(1.05)%	(573,559)
	TOTAL NET ASSETS –
	100.00%	$54,739,442

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown is the seven-day yield as of October 31, 2022.
(d)	This security is deemed to be illiquid. This security represents $0 of value or 0.00% of net assets.
(e)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.” The value of this security is $0 or 0.00% of the Fund’s net assets.

(f)	The price for this security was derived from estimates of fair value using methods approved by the Fund’s Board of Directors. This security represents $0 of value or 0.00% of net assets.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	October 31, 2022

Shares	COMMON STOCKS – 95.70%	Value

Aerospace & Defense – 1.72%
40,000	VirTra, Inc.(a)	$208,000
		208,000

Biotechnology – 3.76%
12,000	Actinium Pharmaceuticals,
	Inc.(a)	162,480
36,494	ImmuCell Corp.(a)	292,317
		454,797

Capital Markets – 2.09%
5,000	Hennessy Advisors, Inc.	43,800
11,000	Silvercrest Asset
	Management Group,
	Inc. – Class A	208,890
		252,690

Chemicals – 4.75%
52,419	AgroFresh
	Solutions, Inc.(a)	142,580
48,250	Flexible Solutions
	International, Inc. –
	ADR(a)(d)	154,882
20,000	Northern Technologies
	International Corp.	277,000
		574,462

Commercial Services & Supplies – 4.40%
60,000	Quest Resource
	Holding Corp.(a)	531,600
		531,600

Communications Equipment – 3.48%
75,000	BK Technologies Corp.	197,250
48,075	PC-Tel, Inc.	223,549
		420,799

Construction & Engineering – 1.87%
14,635	Bowman Consulting
	Group Ltd.(a)	226,110
		226,110

Distributors – 0.10%
5,000	Educational
	Development Corp.	12,500
		12,500
Diversified Financial Services – 2.26%
9,000	A-Mark Precious
	Metals, Inc.	273,690
		273,690

Electrical Equipment – 0.23%
15,000	Expion360, Inc.(a)	27,750
		27,750

Electronic Equipment, Instruments
& Components – 8.58%
13,000	Airgain, Inc.(a)	94,380
44,899	Data I/O Corp.(a)	178,249
16,000	Identiv, Inc.(a)	192,800
22,500	Luna Innovations,
	Inc.(a)	116,775
16,000	Napco Security
	Technologies, Inc.(a)	454,720
		1,036,924

Energy Equipment & Services – 0.35%
9,000	Gulf Island
	Fabrication, Inc.(a)	42,660
		42,660

Equity Real Estate
Investment Trusts- 1.80%
45,000	Global Self
	Storage, Inc.	216,900
		216,900

Food Products – 0.21%
25,000	Better Choice
	Co, Inc.(a)	25,750
		25,750

Health Care Equipment
& Supplies – 7.31%
25,000	Biomerica, Inc.(a)	82,250
131,756	Dynatronics Corp.(a)	60,568
73,011	INVO BioScience,
	Inc.(a)	83,963
19,987	Sensus Healthcare,
	Inc.(a)	281,217
4,000	UFP Technologies,
	Inc.(a)	375,400
		883,398

Health Care Providers
& Services – 0.97%
27,000	Quipt Home
	Medical Corp.(a)(d)	116,640
		116,640

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2022

Shares		Value

Hotels, Restaurants & Leisure – 2.68%
20,000	Century Casinos, Inc.(a)	$159,000
66,621	Galaxy Gaming, Inc.(a)	164,554
		323,554

Household Durables – 0.94%
21,084	Singing Machine
	Co., Inc.(a)	113,010
		113,010

Interactive Media & Services – 2.77%
52,400	DHI Group, Inc.(a)	335,360
		335,360

IT Services – 5.98%
15,000	Cantaloupe, Inc.(a)	50,250
36,350	Data Storage Corp.(a)	72,700
40,001	DecisionPoint
	Systems, Inc.(a)	274,007
20,000	Information Services
	Group, Inc.	108,600
75,000	Research Solutions,
	Inc.(a)	144,750
35,244	Usio, Inc.(a)	72,603
		722,910

Leisure Products – 1.03%
25,000	Vision Marine
	Technologies, Inc. –
	ADR(a)(d)	124,750
		124,750

Machinery – 3.47%
12,500	Commercial Vehicle
	Group, Inc.(a)	63,000
15,000	Gencor Industries,
	Inc.(a)	142,500
10,315	Taylor Devices, Inc.(a)	129,763
60,000	TechPrecision Corp.(a)	84,000
		419,263

Media – 2.93%
12,000	Perion Network
	Ltd. – ADR(a)(d)	273,240
3,500	Saga Communications,
	Inc. – Class A	80,850
		354,090

Metals & Mining – 0.81%
32,000	Ampco-Pittsburgh
	Corp.(a)	97,600
		97,600

Mortgage Real Estate
Investment Trusts – 2.40%
10,950	Chicago Atlantic Real
	Estate Finance, Inc.	162,279
32,500	Sachem Capital Corp.	128,050
		290,329

Personal Products – 0.85%
12,000	Natural Alternatives
	International, Inc.(a)	102,480
		102,480

Pharmaceuticals – 4.31%
18,000	Alimera Sciences,
	Inc.(a)	93,960
79,550	Medicine Man
	Technologies, Inc.(a)	103,415
8,700	Opiant Pharmaceuticals,
	Inc.(a)	82,911
20,000	ProPhase Labs, Inc.	241,000
		521,286

Professional Services – 7.87%
10,000	BGSF, Inc.	125,700
34,000	DLH Holdings Corp.(a)	442,680
11,250	Hudson Global, Inc.(a)	382,500
		950,880

Semiconductors & Semiconductor
Equipment – 2.19%
22,500	AXT, Inc.(a)	102,150
20,000	inTEST Corp.(a)	162,000
		264,150

Software – 6.76%
30,000	Asure Software, Inc.(a)	198,000
15,000	BM Technologies,
	Inc.(a)	113,850
25,000	Carecloud, Inc.(a)	92,500
15,000	Intrusion, Inc.(a)	74,700
10,133	Issuer Direct Corp.(a)	214,110
40,500	NetSol Technologies,
	Inc.(a)	124,335
		817,495

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2022

Shares		Value

Technology Hardware,
Storage & Peripherals – 1.80%
55,000	One Stop Systems,
	Inc.(a)	$177,100
10,000	TransAct Technologies,
	Inc.(a)	40,600
		217,700
Textile, Apparel &
Luxury Goods – 0.73%
7,500	Lakeland Industries,
	Inc.(a)	88,725
		88,725
Trading Companies
& Distributors – 2.40%
3,500	Transcat, Inc.(a)	289,660
		289,660
Water Utilities – 1.90%
18,000	Global Water
	Resources, Inc.	229,680
		229,680
	TOTAL COMMON
	STOCKS
	(Cost $8,236,493)	11,567,592

Contracts	WARRANTS – 0.03%

Health Care Equipment
& Supplies – 0.00%
250,000	Titan Medical, Inc.
	Expiration: 08/10/2023,
	Exercise Price
	$3.20(a)(b)(e)(f)	$0

Metals & Mining – 0.03%
15,000	Ampco-Pittsburgh Corp.
	Expiration: 08/01/2025,
	Exercise Price
	$5.75(a)(b)	3,693
	TOTAL WARRANTS
	(Cost $85,000)	$3,693

Shares	SHORT-TERM
	INVESTMENTS – 4.78%

Money Market Funds – 4.78%
577,210	First American Government
	Obligations Fund,
	Class X, 2.92%(c)	$577,210
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $577,210)	$577,210
	Total Investments
	(Cost $8,898,703) –
	100.51%	$12,148,495
	Liabilities in Excess
	of Other Assets –
	(0.51)%	(61,687)
	TOTAL NET ASSETS –
	100.00%	$12,086,808

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	These securities are deemed to be illiquid. These securities represent $3,693 of value or 0.03% of net assets.
(c)	The rate shown is the seven-day yield as of October 31, 2022.
(d)	Foreign issued security.
(e)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.” The value of this security is $0 or 0.00% of the Fund’s net assets.

(f)	The price for this security was derived from estimates of fair value using methods approved by the Fund’s Board of Directors. This security represents $0 of value or 0.00% of net assets.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

October 31, 2022

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Assets:
Investments at value	$55,313,001	$12,148,495
Receivable for investments sold	95,669	7
Receivable for fund shares issued	1,357	425
Dividends and interest receivable	10,596	3,417
Prepaid expenses	4,169	2,157
Total Assets	55,424,792	12,154,501

Liabilities:
Payable for investments purchased	405,420	—
Payable for fund shares purchased	163,150	2,648
Payable to Advisor	44,572	12,358
Payable to Officer & Directors	12,472	12,437
Accrued accounting expense	5,224	1,799
Accrued administration expense	8,815	5,254
Accrued audit expense	18,393	18,392
Accrued legal expense	5,622	6,308
Accrued printing & mailing expense	4,408	1,014
Accrued transfer agent expense	15,591	5,086
Other accrued expenses & liabilities	1,683	2,397
Total Liabilities	685,350	67,693
Net Assets	$54,739,442	$12,086,808

Net Assets Consist of:
Capital Stock	$35,587,331	$8,917,726
Total Distributable Earnings	19,152,111	3,169,082
Total Net Assets	$54,739,442	$12,086,808
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000
Outstanding	2,311,929	758,085
Net Assets	$54,739,442	$12,086,808
Net asset value and offering price per share	$23.68	$15.94
Cost of Investments	$37,661,017	$8,898,703

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Year Ended October 31, 2022

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Investment Income:
Dividend Income (net of $375 and $0 foreign
withholding tax)	$676,229	$128,971
Interest income	10,862	4,021
Total investment income	687,091	132,992
Expenses:
Investment advisory fee	608,452	186,630
Shareholder servicing	119,239	34,994
Administration fee	55,904	32,987
Officer & directors’ fees & expenses	51,472	51,537
Professional fees	40,836	43,205
Fund accounting expenses	23,307	10,801
Federal & state registration fees	19,852	21,340
Other expenses	15,723	9,155
Printing & mailing fees	10,789	3,528
Custodian fees	5,076	3,606
Total expenses	950,650	397,783
Net investment loss	(263,559)	(264,791)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	2,311,640	521,211
Change in unrealized depreciation on investments	(11,944,738)	(4,352,079)
Net realized and unrealized loss on investments	(9,633,098)	(3,830,868)
Net decrease in net assets resulting from operations	$(9,896,657)	$(4,095,659)

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Operations:
Net investment loss	$(263,559)	$(365,688)
Net realized gain on investments	2,311,640	11,475,458
Net change in unrealized
appreciation/(depreciation) on investments	(11,944,738)	20,589,785
Net increase/(decrease) in net
assets resulting from operations	(9,896,657)	31,699,555
Dividends and Distributions to Shareholders:
Distributable Earnings	(9,677,972)	—
Total dividends and distributions	(9,677,972)	—
Capital Share Transactions:
Proceeds from shares issued	2,026,338	1,840,135
Reinvestment of distributions	9,339,344	—
Cost of shares redeemed	(9,548,812)	(13,801,023)
Redemption fees	1,341	1,544
Net increase/(decrease) in net assets
from capital share transactions	1,818,211	(11,959,344)
Total Increase/(Decrease) in Net Assets	(17,756,418)	19,740,211
Net Assets
Beginning of the year	72,495,860	52,755,649
End of the year	$54,739,442	$72,495,860
Capital Share Transactions:
Shares sold	78,732	63,095
Shares issued on reinvestment of distributions	325,278	—
Shares redeemed	(356,013)	(503,819)
Net increase/(decrease) from capital share transactions	47,997	(440,724)

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Operations:
Net investment loss	$(264,791)	$(342,512)
Net realized gain on investments	521,211	2,836,726
Net change in unrealized
appreciation/(depreciation) on investments	(4,352,079)	7,565,696
Net increase/(decrease) in net
assets resulting from operations	(4,095,659)	10,059,910
Dividends and Distributions to Shareholders:
Distributable Earnings	(1,199,255)	—
Total dividends and distributions	(1,199,255)	—
Capital Share Transactions:
Proceeds from shares issued	843,647	5,130,104
Reinvestment of distributions	1,141,483	—
Cost of shares redeemed	(6,655,111)	(4,741,542)
Redemption fees	2,446	19,111
Net increase/(decrease) in net assets
from capital share transactions	(4,667,535)	407,673
Total Increase/(Decrease) in Net Assets	(9,962,449)	10,467,583
Net Assets
Beginning of the year	22,049,257	11,581,674
End of the year	$12,086,808	$22,049,257
Capital Share Transactions:
Shares sold	41,993	251,322
Shares issued on reinvestment of distributions	55,278	—
Shares redeemed	(338,658)	(255,221)
Net decrease from capital share transactions	(241,387)	(3,899)

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the year

	For the Years Ended October 31, 2022
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$32.02	$19.51	$23.12	$28.17	$38.59
Income/(loss) from investment operations:
Net investment loss[2]	(0.11)	(0.15)	(0.15)	(0.11)	(0.20)
Net realized and unrealized
gain (loss) on investments	(3.95)	12.66	(2.66)	(1.74)	(1.83)
Total from investment operations	(4.06)	12.51	(2.81)	(1.85)	(2.03)
Less dividends and distributions:
From net realized gains	(4.28)	—	(0.80)	(3.20)	(8.39)
Total dividends and distributions	(4.28)	—	(0.80)	(3.20)	(8.39)
Redemption fees[2,3]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.68	$32.02	$19.51	$23.12	$28.17
Total return[1]	(14.95%)	64.12%	(12.46%)	(6.80%)	(5.89%)
Supplemental data and ratios:
Net assets, end of year (in thousands)	$54,739	$72,496	$52,756	$107,875	$160,698
Ratio of net expenses to average net assets	1.56%	1.56%	1.64%	1.38%	1.28%
Ratio of net investment loss
to average net assets	(0.43%)	(0.53%)	(0.73%)	(0.48%)	(0.63%)
Portfolio turnover rate	23.0%	23.5%	19.1%	22.1%	14.0%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment loss and redemption fees per share have been calculated based on average shares outstanding during the year.
[3]	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the year

	For the Years Ended October 31, 2022
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$22.06	$11.54	$12.81	$15.62	$18.49
Income/(loss) from investment operations:
Net investment loss[2]	(0.32)	(0.36)	(0.11)	(0.12)	(0.17)
Net realized and unrealized
gain (loss) on investments	(4.43)	10.86	(1.14)	(1.60)	(0.77)
Total from investment operations	(4.75)	10.50	(1.25)	(1.72)	(0.94)
Less dividends and distributions:
From net realized gains	(1.37)	—	(0.01)	(1.09)	(1.93)
From return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(1.37)	—	(0.02)	(1.09)	(1.93)
Redemption fees[2]	0.00 [3]	0.02	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of year	$15.94	$22.06	$11.54	$12.81	$15.62
Total return[1]	(22.95%)	91.16%	(9.75%)	(11.54%)	(5.73%)
Supplemental data and ratios:
Net assets, end of year (in thousands)	$12,087	$22,049	$11,582	$34,154	$61,042
Ratio of net expenses to average net assets	2.66%	2.42%	2.68%	1.83%	1.71%
Ratio of net investment loss
to average net assets	(1.77%)	(1.85%)	(0.92%)	(0.85%)	(0.99%)
Portfolio turnover rate	15.4%	25.7%	14.3%	13.3%	28.4%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment loss and redemption fees per share have been calculated based on average shares outstanding during the year.
[3]	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements

October 31, 2022

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund. The Corporation currently consists of the following series: Perritt MicroCap Opportunities Fund (“MicroCap Fund”) and Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) (each, a “Fund,” and collectively, the “Funds”). Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988. As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation. The Ultra MicroCap Fund commenced operations on August 30, 2004. The MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Ultra MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $300 million at the time of the initial purchase. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value. Money Market Funds are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor under procedures established by and under the supervision of the Board of Directors of the Funds. The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities. For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

(loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method. Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Investment and shareholder transactions are recorded on the trade date.

d.
Each Fund is charged for those expenses that are directly attributable to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may utilize earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions, including reclassifying net operating loss, as determined annually in accordance with federal tax regulations which may differ from GAAP. The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2022 by increasing paid-in capital by $502,623 and decreasing distributable earnings/(losses) by $502,623. The Ultra Microcap Fund has reclassified the components of its capital accounts for the year ended October 31, 2022 by increasing paid-in capital by $44,589 and decreasing distributable earnings/(losses) by $44,589. These adjustments were primarily due to the utilization of earnings and profits distributed to shareholders on redemptions of shares and the write off of net operating losses.

h.	As of and during the year ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any,

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2022, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2019.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted prices in active markets for identical securities that the Funds have the ability to access.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2022:

Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$1,616,608	$—	$—	$1,616,608
Consumer Discretionary	6,502,871	—	—	6,502,871
Consumer Staples	360,500	—	—	360,500
Energy	2,821,187	—	—	2,821,187
Financial	8,268,368	—	—	8,268,368
Health Care	3,525,874	—	—	3,525,874
Industrials	16,602,729	—	—	16,602,729
Information Technology	8,878,673	—	—	8,878,673
Materials	4,786,233	—	—	4,786,233
Utilities	302,050	—	—	302,050
Total Common Stocks	53,665,093	—	—	53,665,093
Warrants
Consumer Discretionary	—	—	0	0
Total Warrants	—	—	0	0
Short-Term Investments	1,647,908	—	—	1,647,908
Total Investments in Securities	$55,313,001	$—	$0	$55,313,001

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Warrants
Balance as of November 1, 2021	$—
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	0
Balance as of October 31, 2022	$0
Change in unrealized appreciation (depreciation)
during the year for Level 3 investments held at October 31, 2022.	$—

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$689,450	$—	$—	$689,450
Consumer Discretionary	662,539	—	—	662,539
Consumer Staples	128,230	—	—	128,230
Energy	42,660	—	—	42,660
Financial	816,709	—	—	816,709
Health Care	2,068,621	—	—	2,068,621
Industrials	2,653,263	—	—	2,653,263
Information Technology	3,387,478	—	—	3,387,478
Materials	672,062	—	—	672,062
Real Estate Investment Trusts	216,900	—	—	216,900
Utilities	229,680	—	—	229,680
Total Common Stocks	11,567,592	—	—	11,567,592
Warrants
Health Care	—	—	0	0
Materials	—	3,693	—	3,693
Total Warrants	—	3,693	0	3,693
Short-Term Investments	577,210	—	—	577,210
Total Investments in Securities	$12,144,802	$3,693	$0	$12,148,495

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Warrants
Balance as of November 1, 2021	$—
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	0
Balance as of October 31, 2022	$0
Change in unrealized appreciation (depreciation)
during the year for Level 3 investments held at October 31, 2022.	$—

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective June 9, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Manager as its valuation designee to perform fair value determinations and approved new Manager Valuation Procedures for the Fund.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million. At October 31, 2022, the MicroCap Fund and Ultra MicroCap Fund had fees due to the Advisor of $44,572 and $12,358, respectively. For the year ended October 31, 2022, the MicroCap Fund and Ultra MicroCap Fund had incurred advisory fees of $608,452 and $186,630, respectively.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors. The Advisor is responsible for investment decisions and supplies

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

The officers of the Funds are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds or the Advisor for serving their respective roles. The Funds pay the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statements of Operations within officer & directors’ fees & expenses.

The Funds reimbursed the Advisor for fees paid to financial intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services that the financial intermediaries provided to their clients, who are beneficial owners of shares of the Funds. The financial intermediaries are the record owners of the Funds on the Funds’ records through omnibus accounts, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided. The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount. In determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable. Based on this method, the Funds’ Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account. These amounts are included within shareholder servicing fees on the Statements of Operations.

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2022, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$13,801,305	$—	$21,974,488
Ultra MicroCap Fund	$—	$2,245,581	$—	$7,435,189

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Matters

As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap
	Fund	Fund
Cost of investments for tax purposes	$37,685,722	$8,907,291
Gross tax unrealized appreciation	20,389,430	4,412,122
Gross tax unrealized depreciation	(2,762,152)	(1,170,918)
Net unrealized appreciation on investments	17,627,278	3,241,204
Distributable ordinary income	—	—
Distributable long-term capital gains	1,722,554	137,724
Other accumulated losses	(197,721)	(209,846)
Total Distributable Earnings/(Losses)	$19,152,111	$3,169,082

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are ordinary losses which occur during the portion of the Fund’s taxable year subsequent to December 31.

At October 31, 2022, the MicroCap Fund and Ultra MicroCap Fund deferred, on a tax basis, late year ordinary losses of $197,721 and $209,846. During the year ended October 31, 2022, the MicroCap Fund and the Ultra MicroCap Fund did not utilize capital loss carryforwards. The Funds had no capital loss carryforward for the year ended October 31, 2022.

The tax composition of distributions paid during the years ended October 31, 2022 and 2021 were as follows:

	Ordinary				Return of
	Income		Long-term Capital Gains		Capital
	2022	2021	2022	2021	2022	2021
MicroCap Fund	$384,459	$—	$9,293,513	$—	$—	$—
Ultra MicroCap Fund	—	—	1,199,255	—	—	—

On November 23, 2022, the Funds paid the following Long-Term capital gains distributions:

Fund	Long-Term
Perritt MicroCap Opportunities Fund	$0.18381
Perritt Ultra MicroCap Fund	$0.75629

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2022.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale. These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund. The Funds have no right to require registration of the unregistered securities they hold. As of October 31, 2022, the MicroCap Fund held a restricted security with an aggregate value of $0, which accounted for 0.00% of the Fund’s net assets. As of October 31, 2022, the Ultra MicroCap Fund held a restricted security with an aggregate value of $0, which accounted for 0.00% of the Fund’s net assets.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 5, 2022, under which the MicroCap Fund may borrow up to $2,500,000 and the Ultra MicroCap Fund may borrow up to $2,000,000, subject to certain restrictions and covenants. Interest is charged on borrowings at the prevailing Prime Rate which was 6.25% as of October 31, 2022. The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management. For the year ended October 31, 2022, the MicroCap Fund did not borrow on the line of credit. The Ultra MicroCap Fund had average borrowings of $66,800 and the weighted average interest rate on the line of credit borrowings was 3.63%. On November 26, 2021, the Ultra MicroCap Fund had borrowings of $96,000, which represent the largest borrowing amounts during the year ended October 31, 2022. As of October 31, 2022, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the lines of credit. Interest charged on the borrowings is included as other expense in the Statements of Operations. Subsequent to year end, the MicroCap Fund and Ultra MicroCap Fund renewed their line of credit arrangements with borrowing limits of $2,500,000 and $2,000,000, respectively. Both line of credit agreements have an expiration date of December 4, 2023.

10.	Redemption Fee

The Funds charge a 2.00% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

11.	Transactions with Affiliates

During the year ended October 31, 2022, MicroCap Fund and Ultra MicroCap Fund did not hold any securities that were considered affiliated.

The Funds are permitted to purchase or sell securities from or to each other under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another Fund complies with Rule 17a-7 of the 1940 Act. For the year ended October 31, 2022, the MicroCap Fund and Ultra MicroCap Fund engaged in six securities transactions pursuant to Rule 17a-7 of the 1940 Act.

12.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2022, the Funds had omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. There were no individual shareholders of record who owned more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

13.	Recent Market Conditions

General economic, political and public health conditions may have a significant adverse effect on the Funds’ investment operations and profitability. For example, the global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets worldwide, as well as the economies of individual countries. The economic fallout from COVID-19, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of COVID-19, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. Additionally, on February 24, 2022, Russia commenced a military attack on Ukraine which has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and entities. The current political and financial uncertainty regarding the Russia-Ukraine conflict may have adverse effects on market volatility and global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The duration of the conflict, potential for escalation and ultimate effects on the Funds cannot currently be predicted. For a complete description of all of the principal risks the Funds are subject to, please refer to the Funds’ Prospectus and SAI.

14.	Liquidity Risk Management (Unaudited)

On June 23, 2022, the Directors of the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund, the series of Perritt Funds, Inc., reviewed and considered a written report prepared by the program administrator of the Funds’ Liquidity Risk

Perritt MicroCap Opportunities Fund

Notes to Financial Statements (Continued)

Management Program (the “Program”), the Fund’s Liquidity Risk Management Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation. In considering the report, the Directors noted that the Program Administrator has determined that the Fund primarily holds assets that are highly liquid investments, and thus relies on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures. They then confirmed with the Program Administrator that no material changes were made to the Program, and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors in the Fund. Following this review and discussion, the Directors determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Fund’s liquidity risk, and that the Program has operated as intended during the past year.

15.	Qualified Dividend Income/Dividends Received Deductions (Unaudited)

For the fiscal year ended October 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Perritt MicroCap Opportunities Fund	100.00%
Perritt Ultra MicroCap Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2022 was as follows:

Fund Name	Dividends Received Deductions
Perritt MicroCap Opportunities Fund	100.00%
Perritt Ultra MicroCap Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gains
Perritt MicroCap Opportunities Fund	100.00%
Perritt Ultra MicroCap Fund	0.00%

Perritt Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Perritt Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Perritt Funds, Inc. comprising Perritt MicroCap Opportunities Fund and Perritt Ultra MicroCap Fund (the “Funds”) as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.
Chicago, Illinois
December 22, 2022

Perritt Funds, Inc.

Expense Example (Unaudited)	October 31, 2022

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 – October 31, 2022).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. There is a $25 IRA distribution and transfer out fee, unless set up automatically. Please see IRA Account Agreement for additional fees related to IRA accounts. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	October 31, 2022

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/22	10/31/22	5/1/22 – 10/31/22[1]

Actual
Perritt MicroCap Opportunities	$1,000.00	$976.90	$8.27
Perritt Ultra MicroCap Fund	$1,000.00	$964.90	$14.76

Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,016.84	$8.44
Perritt Ultra MicroCap Fund	$1,000.00	$1,010.18	$15.10

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.66% for the MicroCap Opportunities Fund and 2.98% for the Ultra MicroCap Fund for the six-month period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Board is responsible for the overall management of the Funds. This includes establishing the Funds’ policies, approval of all significant agreements between the Funds and persons or companies providing services to the Funds, and the general supervision and review of the Funds’ investment activities. As a Maryland corporation, the day-to-day operations of the Funds are delegated to the officers of the Funds, subject to the investment objectives and policies of the Funds and to general supervision by the Board.

Management Information

The name, age (as of the date of this SAI), address, principal occupations during the past five years, and other information with respect to each of the Directors are set forth in the following tables, along with information for the officers of the Funds. The information is provided as of the date of this SAI.

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Disinterested” Directors of the Funds

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	None.
Age: 59		successor	Estate Broker in the State
300 South	Portfolios in	elected	of Montana. She has been
Wacker Drive,	Fund Complex		a partner and a principal
Suite 600	Overseen: 2	Director	owner of a real estate sales
Chicago, IL		since 2004	company, Bozeman Brokers,
60606			since 2004. She has been
licensed in the state of
Montana since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	None.
Age: 65		successor	with the law firm of Fergeson,
300 South	Portfolios in	elected	Skipper, P.A.. in Sarasota,
Wacker Drive,	Fund Complex		Florida and has been
Suite 600	Overseen: 2	Director	employed with such firm
Chicago, IL		since 2004	since 1989.
60606

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Interested” Director of the Funds

Michael J.	President	One-year term	Mr. Corbett was President	None.
Corbett(1)		as President	of the Perritt MicroCap
Age: 56	Portfolios in		Opportunities Fund, Inc.
300 South	Fund Complex	As Director,	(1999–2013) and President
Wacker Drive,	Overseen: 2	indefinite,	of the Perritt Funds, Inc.
Suite 600		until successor	since 2004. He has served
Chicago, IL		elected	as President of the Adviser
60606			since 2010, and previously
		Director	served as Vice President of
		since 2010	the Adviser from 1997 until
2010. Mr. Corbett began his
		President	tenure with Perritt Capital
		since 2004	Management in 1990 as a
research analyst. He assumed
portfolio management
responsibilities in 1996 and
now serves as portfolio
manager for the Funds.
____________
(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Funds Other Than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 60	and Treasurer	Since 2012	President and Treasurer of
300 South			the Funds and Chief Financial
Wacker Drive,			Officer of the Adviser since
Suite 600			2012. He has over 25 years
Chicago, IL			of experience in corporate
60606			accounting, administration,
planning and business
development. His previous
experience includes tenures
at Ernst and Young and
CenturyLink
Communications.

Lynn E.	Vice President,	One-year term	Mrs. Burmeister has been	N/A
Burmeister	Chief		the Chief Compliance
Age: 63	Compliance	Chief	Officer since May 1, 2010,
300 South	Officer and	Compliance	and oversees all compliance
Wacker Drive,	Secretary	Officer	matters for the Funds and the
Suite 600		Since 2010	Advisor. She also coordinates
Chicago, IL			the administration of the
60606		Secretary	Funds and is a liaison with
		Since 2015	the firm’s corporate counsel.
Mrs. Burmeister has worked
in the financial industry
since 1980. Her previous
experience includes work at
Harris Associates, Gofen &
Glossberg and Optimum
Investments.

Perritt Funds

The Statement of Additional Information (SAI) includes additional information about the Funds’ directors and is available, without charge, upon request, by calling 1-800-331-8936.

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial advisor.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bank Global Fund Services, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 600
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund – PRCGX

Ultra MicroCap Fund – PREOX

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund
and/or the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 600 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders.  Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen & Company, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2022	FYE 10/31/2021
Audit Fees	$29,500	$28,000
Audit-Related Fees	$0	$0
Tax Fees	$7,500	$7,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended October 31, 2022 and October 31, 2021, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 10/31/2022	FYE 10/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 10/31/2022	FYE 10/31/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*       /s/Michael J. Corbett
Michael J. Corbett, President

Date    December 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Michael J. Corbett
Michael J. Corbett, President

Date    December 28, 2022

By (Signature and Title)*       /s/Mark J. Buh
Mark J. Buh, Treasurer/Principal Financial Officer

Date    December 29, 2022

* Print the name and title of each signing officer under his or her signature.